Exhibit 99.1

CONFIDENTIAL SEVERANCE AND GENERAL RELEASE AGREEMENT

This Confidential Severance and General Release Agreement (hereinafter “Agreement”) is made this 15th day of April, 2014, by and between Kevin G. Shiell, of PO Box 301, 416 Granite Peak Dr., Columbus, Montana 59019 (“Employee”) and Stillwater Mining Company, of 1321 Discovery Dr., Billings, Montana 59102 (“Employer”), (collectively “the Parties”).

R E C I T A L S

WHEREAS, Employee’s employment with the Employer has been terminated effective April 15, 2014 and that certain employment agreement dated March 6, 2014 (“Employment Agreement”), has been terminated effective April 15, 2014 (“Termination Date”); and

WHEREAS, the Parties have agreed that Employee will be provided with certain severance benefits; and

WHEREAS, in consideration of these severance benefits, Employee has agreed to release any claims he might have against Employer arising out of his employment or the termination of his employment;

NOW, THEREFORE, for and in consideration of the mutual promises, obligations and covenants herein contained, the Parties voluntarily and knowingly agree as follows:

A G R E E M E N T

1. Effective Date. This Agreement shall become effective on the eighth day following the date on which the Employee signs it (the Effective Date), provided that the Agreement must be signed within twenty-one (21) days following the date first set forth above.

2. Termination. Employee’s duties as Vice President of Mining Operations terminate effective April 15, 2014 (“Termination Date”). Employee agrees that he will not perform any work for Employer except as Employer may specifically request and that he shall have no authority to act on behalf of Employer after such Termination Date.

3. Release. Employee shall, and hereby does, on behalf of himself, his heirs, successors and assigns, acknowledge full and complete satisfaction of, and does hereby waive his right to damages from and release, absolve and discharge Employer, its parents, subsidiaries, divisions, and affiliated corporations, past and present, and each of them, as well as trustees, directors, officers, stockholders, agents, servants, employees, representatives, heirs and attorneys, past and present, and each of them (all hereinafter referred to collectively and individually as “the Employer”), from any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, complaints, wages, obligations, debts, labor grievances, expenses, damages, judgments, orders, and liabilities of whatever kind or nature in law, equity or otherwise, whether known or unknown, suspected or unsuspected, which he owns or holds or at any time heretofore owned or held against said entities or persons or any of them, including specifically but not exclusively, without limiting the generality of the foregoing, (1) any and all claims arising out of or in any way connected with Employee’s employment, the 2004 Equity Incentive Plan (as amended), the 2012 Equity Incentive Plan (as amended), or payment of compensation, by Employer or its affiliates under the Employment Agreement or otherwise; (2) any and all claims arising out of or in any way connected with the termination of Employee’s employment with Employer; (3) any claim that could arise under common (including civil tort) law and/or state or federal statutes, including but not limited to, any and all claims under the federal Fair Labor Standards Act, the Equal Pay Act, the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964 as amended, the Civil Rights Act of 1991, the Americans with Disabilities Act, the Family and Medical Leave Act, the Civil Rights Act of 1866, the Montana Wrongful Discharge from Employment Act, the Montana Human Rights Act, including but not limited to state and federal tax laws, and any other federal, state or local laws, without limitation or exception. The Parties intend this Agreement to have a broad effect and to settle to the fullest extent permitted by law all claims and disputes, without limitation of any kind or nature, whether known or unknown, relating to Employee and his employment by Employer.

4. Full Disclosure. Employee warrants and represents that he has fully informed Employer of all claims and demands, if any, made against him in his capacity as an employee, and has disclosed to Employer all acts or omissions on his part, if any, known to him, which could give rise to such claims.

5. Severance Amount. In reliance upon Employee’s representations and warranties as set out herein, and in full and final settlement of any claims Employee may have against it, Employer agrees to pay to Employee the following (Severance Amount):

Employer will pay to Employee the sum of $878,000.00, less appropriate withholdings (including 25% federal tax, 6% Montana state tax) to be paid out in 24 equal monthly installments commencing on the 1st day of the month following the 3 month anniversary of the Termination Date and continuing on the 1st day of each month thereafter until paid in full. Said amount shall be sent via United States mail, postage paid, to Employee at the address written herein.

6. Unused and Accrued Vacation and Personal Holiday. The Parties acknowledge that, on the Termination Date, Employee will have accrued and not used 270 hours of vacation and 8 hours for a personal holiday for which Employee will be paid the sum of $41,432.56, less required withholdings, on the eighth day following employee’s execution of this Agreement. Said amount shall be sent via United States mail, postage paid, to Employee at the address written herein.

7. Company Stock Options, Restricted Stock, ERISA and 401(k) Benefits. This Agreement is not intended to alter any benefits to which Employee is entitled under Employer’s 401(k) plan, any employee benefit plan covered by the federal law known as the Employee Retirement Income Security Act (ERISA), or any stock option or restricted stock unit agreement. Any 401(k) benefits for which Employee is eligible shall be provided in accordance with the provisions of the Employer’s 401(k) Plan documents. Any amounts paid pursuant to this agreement are not eligible 401(k) wages and will not be subject to Employee’s deferral election. Any employee benefits for which Employee is eligible under ERISA will be provided in accordance with Employer’s applicable benefit plan documents. Stock options and restricted stock units held by Employee, if any, will continue to be governed by any existing agreement applicable to such options or stock units, which may, in the case of the restricted stock units, require that the settlement of any restricted stock units that vest in accordance with the provisions therein be delayed for six months following the Termination Date in accordance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and applicable Treasury Regulations thereunder (“Section 409A”). The following stock unit grants, and their respective agreements, are incorporated herewith: 23,367 units granted March 4, 2014; 19,254 units granted March 5, 2014; and 8,252 units granted March 5, 2014 (the “RSUs”). Pursuant to the existing restricted stock unit agreements, the following RSUs have not vested: 23,367 units granted March 4, 2014; 19,254 units granted March 5, 2014; and 8,252 units granted March 5, 2014. The Board of Directors of Stillwater Mining Company, in its sole and absolute discretion, agree that the following RSUs shall vest upon Termination: 23,367 units granted March 4, 2014; and 8,252 units granted March 5, 2014. The Board of Directors of Stillwater Mining Company, in its sole and absolute discretion, agree that the following RSUs shall vest upon the conclusion of the Performance Period and subject to the satisfaction of the Performance Criteria as described in the grant agreement: 19,254 units granted March 5, 2014; All remaining unvested units shall be forfeited on the Effective Date of this agreement.

8. Insurance. The Parties understand that continuation of medical benefits, including dental and vision benefits is governed by the appropriate provisions of the federal law commonly known as COBRA, 29 U.S.C. §1162, et. seq., and it shall be solely Employee’s responsibility to initiate any continuation of insurance coverage. Subject to that understanding, and as further consideration for this Agreement, Employer agrees that, should Employee elect to continue coverage after the Termination Date, Employer will compensate and pay Employee the sum of $29,041.38, less appropriate withholdings, for the express purpose of 18 months of COBRA continuation. Payment shall be made on the eighth day following employee’s execution of this Agreement. Said amount shall be sent via United States mail, postage paid, to Employee at the address written herein. Employer shall have no further obligation in this regard.

9. Acknowledgment of Compensation. Employee acknowledges that, except for the sums set out in this Agreement, he has received full payment of all wages and compensation due to him including, but not limited to, salary, vacation, and bonuses.

10. Proprietary Information. During the course of employment, Employee has acquired certain “Confidential Information” of the Employer. “Confidential Information” shall mean any information, including trade secrets, that is not generally known outside the Employer and that is proprietary to the Employer, relating to any phase of the Employer’s existing or reasonably foreseeable business which is disclosed to Employee by the Employer including information conceived, discovered or developed by Employee. Confidential Information includes, but shall not be limited to, business plans, financial statements and projections, operating forms (including contracts) and procedures, payroll and personnel records, marketing materials and plans, proposals, software codes and computer programs, project lists, project files, price information and cost information and any other document or information that is designated by the Employer as “Confidential.” The term “trade secret” shall be defined as follows:

A trade secret may consist of any formula, pattern, device or compilation of information which is used in one’s business, and which gives him an opportunity to obtain an advantage over competitors who do not know or use it.

Accordingly, Employee agrees that he shall not, for a period of three (3) years after the Termination Date, use for his own benefit such Confidential Information or trade secrets acquired during the term of his employment by the Employer. Further, for a period of three (3) years after the Termination Date, Employee shall not, without the written consent of the Employer or a person duly authorized thereby, which consent may be given or withheld in the Employer’s sole discretion, disclose to any person, other than an employee of the Employer or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by Employee of his duties, any Confidential Information or trade secrets obtained by him while in the employ of the Employer.

11. Confidentiality. Employee agrees that the terms, amounts, and conditions of this Agreement shall be kept confidential and that he will not disclose them to any person or entity other than his attorney, except as he may be required to do so by court order or the laws or regulations of any state or the United States. He may, however, disclose information to his tax preparer and/or legal representatives provided that he first advises them of the confidentiality provision of this Agreement and obtains their agreement to be bound by it.

12. Non-Competition and Non-Solicitation. Employee agrees to abide by the Non-Competition and Non-Solicitation covenants set out in Article 11 of the Employment Agreement, which Article, by its own terms, survives termination of the Employment Agreement, and which Article is by this reference incorporated herein as if set out in full.

13. Non-disparagement. Employee and Employer further agree, as a consideration for this Agreement and the payments made hereunder, that neither party to this Agreement, by word, writing or action, shall do anything to disparage the other party, its business or its services in any way.

14. Liquidated Damages. The parties agree that, given the nature of this Agreement, it would be impractical or extremely difficult to fix the actual damage arising from a breach of paragraphs 10, 11, 12, or 13 above. Employee, therefore, agrees that, should either of those paragraphs be breached, he will pay to Employer the sum of $10,000.00, which shall be presumed to be the amount of damages sustained by a breach thereof. The parties do not intend for such liquidated damages to serve as a penalty.

15. Severability. The terms of this Agreement are contractual and not a mere recital. Should any provision, or part of any provision, or application thereof, be held invalid, the invalidity shall not affect other provisions or applications of the Agreement which can be given effect without the invalid provision or application, and to this end, the provisions of this Agreement are declared to be severable.

16. No Representations. Employer makes no representations regarding the tax consequences of this Agreement or any payments made hereunder.

17. Interpretation. The parties agree that this Agreement shall be interpreted in accordance with the plain meaning of its terms and not strictly for or against any party. The terms of this Agreement shall be enforced pursuant to Montana law.

18. Waiver. Employee understands and intends that by this Agreement he is waiving any claims he may have under the federal Age Discrimination in Employment Act (ADEA) as amended, and represents and agrees that he has, either personally or through his attorney, considered all aspects of this Agreement and is fully advised and satisfied with the terms and effect of this Agreement; that he is fully aware of his right to discuss any and all aspects of this matter with an attorney of his choice; that he has carefully read and fully understands all of the provisions of this Agreement; and that he has voluntarily entered into this Agreement.

19. Consideration Period. Employee understands that he has been given a period of twenty-one (21) calendar days to review and consider this Agreement before signing it. Employee further understands that he may use as much of this 21-day period as he wishes prior to signing.

20. Revocation. Employee understands that this Agreement can be revoked within seven (7) calendar days of his signing it. Revocation can be made by delivering written notice of revocation to Employer at the address written herein, and directed to the attention of Kris Koss. For this revocation to be effective, written notice must be received by Ms. Koss no later than the close of business on the seventh day after Employee signs this Agreement. If Employee revokes this Agreement, it shall not be effective or enforceable and Employee will not receive the benefits described in this Agreement.

21. Further Obligations. The parties will execute and deliver to each other such further instruments and do such other and further acts as reasonably may be required to carry out the purposes of this Agreement, including, but not limited to prompt correction of any defect which may hereafter be discovered in the execution of the Agreement or any document given in connection herewith.

22. Notice. Notice to be given under this Agreement should be sent by first class mail, postage prepaid to the parties at the following addresses:

Kevin G. Shiell

PO Box 301

Columbus, MT 59019

Stillwater Mining Company

PO Box 1330

536 East Pike Avenue

Columbus, MT 59019

Attention: Kris Koss

23. Complete Agreement. The undersigned acknowledge that they have carefully read and understood the contents of this Agreement. They further acknowledge and agree that the consideration recited in this Agreement is the sole and only consideration for this Agreement, and no representations, promises, or inducements have been made by any party or its officers, employees, agents or attorneys thereof other than appear in this Agreement. This Agreement supersedes any other oral or written agreement or understanding between the parties regarding any matter within the scope of this Agreement. EXCEPT AS SPECIFICALLY SET OUT HEREIN, this Agreement supersedes any other oral or written agreement or understanding between the parties regarding any matter within the scope of this Agreement, including, without limitation, the Employment Agreement.

Employee acknowledges voluntarily entering into this Agreement on the date written above, with full knowledge of the rights that he may be waiving.

Kevin G. Shiell

DATED:	April 15, 2014	/s/ Kevin G. Shiell

Employer:
Stillwater Mining Company

DATED:	April 15, 2014	By:	/s/ Shannon Arthur
		Its:	HR Manager